UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
October 4, 2024
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions (see General Instruction A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the

Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 5.07.

Submission of Matters to a Vote of Security Holders.
The Company’s Annual

Meeting of Stockholders was held on October 4, 2024 (the “Annual Meeting”).
Proposal No. 1: Election of Directors. The following persons were nominated and elected to serve as members of the Board of
Directors until our next annual meeting of stockholders and until their successors are elected and qualified.
Nominees for the Board of Directors of the Company:
Names
Votes

For
Votes

Withheld
Non-Votes
Adolphus B. Baker 68,050,669 17,292,145 3,058,159
Max P. Bowman 71,605,168 13,737,646 3,058,159
Letitia C. Hughes 71,743,606 13,599,208 3,058,159
Sherman L. Miller 74,003,234 11,339,580 3,058,159
James E. Poole 70,370,045 14,972,769 3,058,159
Steve W. Sanders 73,600,695 11,742,119 3,058,159
Camille S. Young 73,632,949 11,709,865 3,058,159
Proposal No. 2: Ratification

of the selection of Frost,

PLLC as the independent registered

public accounting firm for

the
Company for fiscal 2025.

The Company’s stockholders approved

the proposal by the following vote:
Votes

For
Votes

Against
Abstentions Non-Votes
88,158,964 179,260 62,749 N/A
Proposal

No.

3:

Approval

of

an

amendment

to

our

Second

Amended

and

Restated

Certificate

of

Incorporation.

The
Company’s stockholders

approved the proposal by the following vote:
Votes

For
Votes

Against
Abstentions Non-Votes
65,710,702 19,551,796 80,316 3,058,159
Item 8.01.

Other Events.
At the Annual Meeting, the Company’s

stockholders approved an amendment to the Company’s

Second Amended and Restated
Certificate of

Incorporation (the

“Certificate of

Incorporation”) to

provide for

the exculpation

of officers

pursuant to

Delaware
law,

as described

in the

Company’s

proxy statement

for the

Annual Meeting.

Accordingly,

on October

4, 2024,

the Company
filed

a

certificate

of

amendment

to

its Certificate

of

Incorporation

with

the

Delaware

Secretary

of

State,

and

the

amendment
became

effective

on

the date

of

filing.

The

foregoing

description

of

the amendment

to the

Certificate

of

Incorporation

is not
intended to be complete and is qualified in its entirety by reference to the Company’s Composite Second Amended and Restated
Certificate of Incorporation, a copy of which is attached hereto as Exhibit

3.1.
Item 9.01.

Financial Statements and Exhibits.
(d)

Exhibits
Exhibit
Number Description
3.1
Composite Second Amended and Restated Certificate of Incorporation of Cal-Maine Foods Inc., as
amended through October 4, 2024
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the

requirements for the

Securities Exchange Act of 1934,

the registrant has

duly caused this

report to be

signed on
its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: October 4, 2024
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer